United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2023 (October 20, 2023)

Newcourt Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40929	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Broadway, Suite 705

Oakland, CA 94612

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (657) 271-4617

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	NCACU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share, included as part of the Units	NCAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	NCACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 20, 2023, Newcourt SPAC Sponsor LLC (the “Sponsor”), holding all of the issued and outstanding Class B ordinary shares (the “Founder Shares”) of Newcourt Acquisition Corp (the “Company”) elected to convert its Class B ordinary shares into Class A ordinary shares of the Company (“Class A Shares”) on a one-for-one basis (the “Conversion”). As a result, 6,535,000 of the Company’s Class B ordinary shares were cancelled and 6,535,000 Class A Shares were issued to the Sponsor. The Sponsor agreed that all of the terms and conditions applicable to the Founder Shares set forth in the Letter Agreement, dated October 19, 2021, by and among the Company, its officers, its directors and the Sponsor (the “Letter Agreement”), shall continue to apply to the Class A Shares into which the Founder Shares converted, including the voting agreement, transfer restrictions and waiver of any right, title, interest or claim of any kind to the Trust Account (as defined in the Letter Agreement) or any monies or other assets held therein.

Following the Conversion, the Company has approximately 8,788,021 Class A Shares issued and outstanding and no Class B Shares issued and outstanding. A shareholder’s voting power consists of the combined voting power of the Class A Shares and Founder Shares owned beneficially by such shareholder. Therefore, there has been no impact to the votes required to approve proposals or the counting of the votes at any meeting of shareholders of the Company as a result of the Conversion.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWCOURT ACQUISITION CORP

	By:	/s/ Marc Balkin
	Name:	Marc Balkin
	Title:	Chief Executive Officer

Dated: October 25, 2023